UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported :  July 20, 2004

Commission File Number 1-8036

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-1210010 (I.R.S. Employer Identification No.)
101 Gordon Drive, PO Box 645, Lionville, PA (Address of principal executive offices)	19341-0645 (Zip code)
Registrant's telephone number, including area code 610-594-2900
N/A

         Former name or former address, if changed since last report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits:

                Exhibit #  Description

   99.1   West Pharmaceutical Services, Inc. Press Release, dated July 20, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 20, 2004 West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing the Company’s second quarter financial results for the quarter ended June 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

Date: July 20, 2004	/s/ William J. Federici
William J. Federici Vice President and Chief Financial Officer

Exhibit 99.1

Exhibit Index

99.1    West Pharmaceutical Services, Inc. Press Release, dated July 20, 2004.